SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549


                                F O R M   8 - K/A


                                 CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the  Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported) September 23, 1999

                           Euroweb International Corp.
               (Exact name of registrant as specified in its charter)


                                    Delaware
                   (State or other jurisdiction of incorporation)


        1-1200                                         13-3696015
(Commission File Number)                  (IRS Employer Identification No.)


                 445 Park Avenue, 15th Floor, New York, NY 10022
                (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code (212) 758-9870


                                       N/A
             (Former name or former address, if changed since last report)

ITEM 7  Financial Statements and Exhibits

        (a) Financial statements of business acquired

            1. Financial statements of Global Network Services a.s. as of
               December 31, 1998 and for each of the two years in the period ended December 31, 1998

            2. Financial statements of Global Network Services a.s. for the six months ended June 30, 1999 and 1998 (unaudited)

        (b) Unaudited pro forma consolidated financial information

            1. Unaudited pro forma consolidated statements of operations for the year ended December 31, 1998 and the six months ended June 30,
               1999

                          Global Network Services a.s.



                                                            Financial Statements
                                          Years Ended December 31, 1998 and 1997

                          Global Network Services a.s.


                                                            Financial Statements
                                          Years Ended December 31, 1998 and 1997

                                                    Global Network Services a.s.

                                                                        Contents

Independent auditors' report                                                  3


Financial statements:
  Balance sheet                                                              4
  Statements of operations and deficit                                       5
  Statements of cash flows                                                   6
  Notes to financial statements                                           7-10

Independent Auditors' Report


Board of Directors
Euroweb International Corp.
New York, New York

We have audited the accompanying balance sheet of Global Network Services a.s. (the "Company") as of December 31, 1998, and the related statements of operations and deficit and cash flows for each of the two years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Network Services a.s. as of December 31, 1998, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1998, in conformity with generally accepted accounting principles in the United States.

BDO-SK s.r.o.


Bratislava

September 23, 1999

                                                    Global Network Services a.s.

                                                                   Balance Sheet

December 31, 1998


                                                                        Sk 000's
Assets
Current:
  Cash                                                                      778
  Accounts receivable, net of allowance for
    doubtful accounts of Sk 3,500                                         1,898
  Inventories                                                             2,371
  Other (Note 2)                                                          4,979
                                                                         ------
          Total current assets                                           10,026
Property and equipment, net (Note 3)                                      9,327
                                                                         ------
                                                                         19,353
                                                                         ======
Liabilities and Stockholders' Deficit
Current liabilities:
  Accounts payable and accrued expenses                                  19,324
  Payable to stockholder (Note 4)                                        28,920
  Deferred revenues                                                       4,412
                                                                         ------
          Total current liabilities                                      52,656
                                                                         ------
Commitments (Note 5)

Stockholders' deficit (Note 6):
  Capital stock, 1000 Sk nominal value per A share,
    registered, issued and outstanding 1,000                              1,000
  Additional paid-in capital                                                123
  Deficit                                                               (34,426)
                                                                         ------
          Total stockholders' deficit                                   (33,303)
                                                                         ------
                                                                         19,353
                                                                         ======

                                 See accompanying notes to financial statements.

                                                    Global Network Services a.s.

                                            Statements of Operations and Deficit

Year ended December 31,                              1998              1997
                                                            Sk 000's
Revenues:
  Internet services                                23,739             9,927
  Sale of devices                                   1,069                11
                                                  -------           -------
                                                   24,808             9,938
                                                  -------           -------
Expenses (income):
  Cost of revenues                                 11,491             7,756
  Selling, general and administrative              22,856            11,309
  Depreciation                                      4,084             3,348
  Interest expense (Note 4)                         4,913             4,061
  Interest income (Note 4)                            (38)           (4,739)
                                                  -------           -------
                                                   43,306            21,735
                                                  -------           -------
Net loss                                          (18,498)          (11,797)

Deficit, beginning of year                        (15,928)           (4,131)
                                                  -------           -------
Deficit, end of year                              (34,426)          (15,928)
                                                  =======           =======

                                 See accompanying notes to financial statements.

                                                    Global Network Services a.s.

                                                        Statements of Cash Flows

Year ended December 31,                              1998             1997

                                                           Sk 000's
Cash flows from operating activities:
  Net loss                                        (18,498)          (11,797)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
      Depreciation                                  4,084             3,348
      Provision for bad debts                       1,800             1,700
      Decrease (increase) in:
        Accounts receivable                         2,412            (6,073)
        Inventories                                (1,019)             (644)
        Other assets                               (2,197)              (70)
      Increase (decrease) in:
        Accounts payable, accrued expenses and
          deferred revenue                          9,013              (328)
                                                  -------           -------
        Net cash used in operating activities      (4,405)          (13,864)
                                                  -------           -------
Cash flows from investing activities:
  Acquisition of property and equipment            (3,268)           (3,319)
                                                  -------           -------
Cash flows from financing activities:
  Increase in additional paid-in capital               11                 8
  Payable to stockholder                            7,279            17,641
                                                  -------           -------
        Net cash provided by financing activities   7,290            17,649
                                                  -------           -------
Net increase (decrease) in cash                      (383)              466
Cash, beginning of year                             1,161               695
                                                  -------           -------
Cash, end of year                                     778             1,161
                                                  =======           =======

                                 See accompanying notes to financial statements.

                                                    Global Network Services a.s.

                                                   Notes to Financial Statements



1.  Summary of      (a) Organization and Description of Business
    Accounting          Global Network Services a.s. (the "Company") is a
    Policies            Slovak corporation, which provides Internet services
                        primarily to businesses in Bratislava and other cities in the Slovak Republic.

                    (b) Basis of Presentation

                        The financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States and are stated in Slovak korunas (Sk) which is the currency of the Slovak Republic. On December 31, 1998 and 1997, the U.S. exchange rate was approximately $.028 per Slovak koruna.

                    (c) Use of Estimates and Assumptions

                        In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    (d) Revenue Recognition

                        Revenue from monthly Internet services are recognized in the month in which the services are provided. Sales of Internet devices are recognized upon shipment.

                    (e) Inventory Valuation

                        Inventories, which are comprised of Internet devices, are stated at the lower of cost or market. Cost has been determined on the first-in, first-out basis.

                    (f) Property and Equipment, and Depreciation

                        Property and equipment are stated at cost. Depreciation is computed by the straight-line method over the estimated useful life of 4 years.

                                                    Global Network Services a.s.

                                                   Notes to Financial Statements




                    (g) Financial Instruments

                        The carrying amounts of financial instruments, including cash, accounts receivable and payable to stockholder approximated fair value as of December 31, 1998 because of the relatively short maturity of these instruments.

                    (h) Income Taxes

                        The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS")
                        No. 109, "Accounting for Income Taxes". This statement requires an asset and a liability approach for measuring deferred taxes based on temporary differences between the financial statement and income tax bases of assets and liabilities existing at the balance sheet date using enacted rates for the years in which the taxes are expected to be paid or recovered.

                    (i) Effect of Recently Issued Accounting Standards

                        In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1. "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SOP 98-1). SOP 98-1 is effective for financial statements for years beginning after December 15, 1998. SOP 98-1 provides guidance over accounting for computer software developed or obtained for internal use including the requirement to capitalize specified costs and amortization of such costs. The Company does not expect the adoption of this standard to have a material effect on its capitalization policy.

                                                    Global Network Services a.s.

                                                   Notes to Financial Statements




                        In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivatives and Hedging Activities", which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. The Company does not expect the adoption of this statement to have a significant impact on the Company's results of operations, financial position or cash flows.

2.  Other Current   Other current assets include the following:
    Assets

                    December 31, 1998                                  Sk 000's

                    Advances to vendors                                   1,403
                    Employee advances                                     1,347
                    VAT refund receivable                                 1,261
                    Other                                                   968
                                                                         ------
                                                                          4,979
                                                                         ======
3.  Property and    Property and equipment consists of the following:
    Equipment

                    December 31, 1998                                  Sk 000's

                    Equipment and software                               14,637
                    Vehicles                                              2,629
                                                                         ------
                                                                         17,266
                    Less: Accumulated depreciation                        7,939
                                                                         ------
                                                                          9,327
                                                                         ======

                                                    Global Network Services a.s.

                                                   Notes to Financial Statements



4.  Related Party   Payable to stockholder represents disbursements made by the
    Transactions    majority stockholder on behalf of the Company. The Company was charged interest of 4,913 Sk and 4,061 Sk during the years ended December 31, 1998 and 1997, respectively.

                    During 1997, the Company purchased from the majority stockholder a third party noninterest-bearing note with a face amount of 20,944 Sk for 16,216 Sk. The Company recognized interest income of 4,728 Sk upon collection of the note.

5.  Lease           Future minimum lease payments under a noncancellable lease
    Commitment      for office facilities expiring on September 30, 2001 are
                    as follows:

                                                                        Sk 000's

                    1999                                                   1,107
                    2000                                                   1,107
                    2001                                                     830

                    Rent expense was approximately 1,400 Sk for the years ended December 31, 1998 and 1997.

6.  Subsequent      In 1999, the Company raised 35,500 Sk of capital by issuing
    Event           3,550 B shares.

                          Global Network Services a.s.




                                                  Unaudited Financial Statements
                                         Six Months Ended June 30, 1999 and 1998

                          Global Network Services a.s.





                                                  Unaudited Financial Statements
                                         Six Months Ended June 30, 1999 and 1998

                                                    Global Network Services a.s.

                                                                        Contents

Financial statements:
  Balance sheet                                                              14
  Statements of operations and deficit                                       15
  Statements of cash flows                                                   16
  Notes to financial statements                                              17

                                                    Global Network Services a.s.

                                                                   Balance Sheet
                                                                     (unaudited)

June 30, 1999
                                                                        Sk 000's
Assets:
Current:
  Cash and cash equivalents                                             $33,072
  Accounts receivable, net of allowance for doubtful
    accounts of Sk 4,000                                                  4,303
  Inventories                                                             2,732
  Other                                                                   6,119
                                                                        -------
          Total current assets                                           46,226
Property and equipment, net                                               9,208
                                                                        -------
                                                                        $55,434
                                                                        =======

Liabilities and Stockholders' Deficit
Current liabilities:
  Accounts payable and accrued expenses                                 $20,926
  Payable to parent                                                      32,518
  Deferred revenues                                                       3,944
                                                                        -------
          Total current liabilities                                      57,388
                                                                        -------
Stockholders' deficit:
  Capital stock:
    1,000 Sk nominal value per A share, registered, issued
      and outstanding 1,000                                               1,000
    10,000 Sk nominal value per B share, registered, issued
      and outstanding 3,550                                              35,500
  Additional paid-in capital                                                137
  Deficit                                                               (38,591)
                                                                        -------
          Total stockholders' deficit                                    (1,954)
                                                                        -------
                                                                        $55,434
                                                                        =======

                                See accompanying  notes to financial statements.

                                                    Global Network Services a.s.

                                             Statement of Operations and Deficit
                                                                     (unaudited)

Six months ended June 30,                            1999              1998
                                                             Sk 000's

Revenues                                         $ 17,867          $ 10,502
                                                 --------          --------
Expenses:
  Cost of revenues                                  7,243             3,597
  Selling, general and administrative              11,453             9,485
  Depreciation                                      2,513             1,829
  Interest                                            823             2,495
                                                 --------          --------
                                                   22,032            17,406
                                                 --------          --------
Net loss                                           (4,165)           (6,904)
Deficit, beginning of period                      (34,426)          (15,928)
                                                 --------          --------
Deficit, end of period                           $(38,591)         $(22,832)


                                See accompanying  notes to financial statements.

                                                    Global Network Services a.s.


                                             Statement of Operations and Deficit
                                                                     (unaudited)

Six months ended June 30,                            1999              1998
                                                             Sk 000's

Cash flows from operating activities:
  Net loss                                        $(4,165)          $(6,904)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
      Depreciation                                  2,513             1,829
      Provision for bad debts                         500             2,000
      Decrease (increase) in:
        Accounts receivable                        (2,905)            3,631
        Inventories                                  (361)             (863)
        Other assets                               (1,140)           (6,494)
      Increase (decrease) in:
        Accounts payable and accrued expenses       1,602             2,035
        Deferred revenues                            (468)              931
                                                  -------           -------
          Net cash used in operating activities    (4,424)           (3,835)
                                                  -------           -------
Cash flows from investing activities:
  Acquisition of property and equipment            (2,394)             (507)
                                                  -------           -------
Cash flows from financing activities:
  Payable to stockholder                            3,598             3,651
  Proceeds from issuance of B shares               35,500                 -
  Increase in additional paid-in capital               14                 5
                                                  -------           -------
Net cash provided by financing activities          39,112             3,656
                                                  -------           -------

Net increase (decrease) in cash and
  cash equivalents                                 32,294              (686)
  Cash and cash equivalents, beginning of period      778             1,161
                                                  -------           -------
Cash and cash equivalents, end of period          $33,072           $   475
                                                  =======           =======


                                See accompanying  notes to financial statements.

                                                    Global Network Services a.s.


                                                   Notes to Financial Statements





A.  Basis of        Global Network Services a.s. (the "Company") is a Slovak
    Presentation    corporation, which is a wholly-owned subsidiary of Slavia
                    Capital, a.s., o.c.p. (the "Parent"). The Company is an
                    Internet service provider in the Slovak Republic.

                    The accompanying unaudited condensed financial statements of the Company for the six months ended June 30, 1999 and 1998 have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and are stated in Slovak korunas ("Sk") which is the currency in the Slovak Republic. Accordingly, they do not include all of the information and footnotes required by U.S. generally accepted accounting principles for complete financial statements. In the opinion of management, these financial statements include all adjustments, consisting mainly of normal recurring accruals necessary for fair presentation. Results for the interim periods are not necessarily indicative of the results for a full fiscal year. These condensed financial statements should be read in conjunction with the audited financial statements for the two years in the period ended
                    December 31, 1998.

                          Euroweb International Corp.,
                           Luko Czech-Net s.r.o. and
                          Global Network Services a.s.




                                                Unaudited Pro Forma Consolidated
                                                        Statements of Operations

                          Euroweb International Corp.,
                           Luko Czech-Net s.r.o. and
                          Global Network Services a.s.





                                                Unaudited Pro Forma Consolidated
                                                        Statements of Operations

                                                    Euroweb International Corp.,
                                                       Luko Czech-Net s.r.o. and
                                                    Global Network Services a.s.





                                                                      Contents

Basis of presentation                                                       20

Unaudited pro forma consolidated statements of operations:
  Statements of operations                                               21-22
  Notes to pro forma consolidated statements of operations                  23

                                                    Euroweb International Corp.,
                                                       Luko Czech-Net s.r.o. and
                                                    Global Network Services a.s.



                                                           Basis of Presentation




                    On September 23, 1999 and November 17, 1999, Euroweb International Corp. (the "Company") acquired 70% and 30%, respectively, of outstanding shares of capital stock Global Network Services a.s. ("GNS"), a Slovak corporation which provides Internet services primarily to businesses in Bratislava and other cities in the Slovak Republic. The total purchase price of $1,469,995 consisted of cash payments of $869,995 and 355,568 shares of the Company's common stock to the selling stockholders plus $100,000 contributed to GNS's capital. The acquisition is accounted for as a purchase with the results of GNS included in the consolidated financial statements of the Company from the date of acquisition.


                    The unaudited pro forma consolidated statements of operations for the year ended December 31, 1998 and the six months ended June 30, 1999 assume that this acquisition and the acquisition by the Company of 100% interest in Luko Czech-Net s.r.o. ("Luko") on June 11, 1999 had occurred on January 1, 1998 and include the historical statements of operations of the Company, GNS and Luko for the periods presented adjusted for the pro forma effects of the acquisition. The Luko and the GNS statements of operations for the year ended December 31, 1998 and the six months ended June 30, 1999 were translated from Czech and Slovak, respectively korunas to U.S. dollars using average exchange rates.


                    The unaudited pro forma consolidated statements of operations have been included as required and allowed by the rules of the U.S. Securities and Exchange Commission and are provided for informational purposes only. The pro forma consolidated statements of operations do not purport to be indicative of the results which would have been obtained if the acquisition had been effected on the date indicated or which may be obtained in the future. The accompanying unaudited pro forma consolidated statements of operations should be read in conjunction with the respective historical financial statements of the Company and GNS, which are contained elsewhere herein.

                                                    Euroweb International Corp.,
                                                       Luko Czech-Net s.r.o. and
                                                    Global Network Services a.s.




                        Unaudited Pro Forma Consolidated Statement of Operations


Year ended December 31, 1998

                                                            Pro forma                                 Pro forma
                                    Euroweb       Luko     adjustments      Combined       GNS       adjustments     Combined
                                                             (Note B)                                  (Note A)

Revenues                           $1,685,245   $772,210   $       -      $2,457,455   $ 694,624    $       -      $3,152,079
                                   ----------   --------   ---------      ----------   ---------    ---------      -----------
Expenses (income):
  Compensations and related costs     597,988     29,047     100,000(2)      727,035     178,640            -         905,675
  Network costs                       670,611    321,625           -         992,236     321,748            -       1,313,984
  Depreciation and amortization       435,340     71,238     326,000(1)      832,578     114,352      300,000(1)    1,246,930
  Interest expense (income) - net      (6,029)       279      90,000(3)       84,250     137,564      110,000(2)      331,814
  Cancelled public offering           138,434          -           -         138,434           -            -         138,434
  Gain on sale of interests in
    Euroweb Rt and HBC             (1,516,548)         -           -      (1,516,548)          -            -      (1,516,548)
  Equity in net loss of Euroweb Rt     21,000          -           -          21,000           -            -          21,000
  Other                               797,247    202,802           -       1,000,049      458,864           -       1,458,913
                                   ----------   --------   ---------      ----------    ---------   ---------      ----------
                                    1,138,043    624,991     516,000       2,279,034    1,211,168     410,000       3,900,202
                                   ----------   --------   ---------      ----------    ---------   ---------      ----------
     Net income (loss) from
       continuing operations          547,202    147,219    (516,000)        178,421     (516,544)   (410,000)       (748,123)
Income taxes (benefit)                      -     42,594     (35,000)(4)       7,594            -           -           7,594
                                   ----------   --------   ---------      ----------    ---------   ---------      ----------
 Net income(loss)                  $  547,202   $104,625   $(481,000)     $  170,827    $(516,544)  $(410,000)     $ (755,717)
                                   ==========   ========   =========      ==========    =========   =========      ==========

Net income(loss) per share-basic   $      .10                                                                      $     (.12)
                                   ==========                                                                      ==========
Net income(loss) per share-diluted $      .09                                                                      $     (.12)
                                   ==========                                                                      ==========

Weighted average number of shares
  outstanding:
    Basic                          5,553,000                                                                       6,462,414
                                   =========                                                                       =========
Diluted                            5,906,000                                                                       6,462,414
                                   =========                                                                       =========



                                                        See accompanying notes to pro forma consolidated statements of operations.

                                                    Euroweb International Corp.,
                                                       Luko Czech-Net s.r.o. and
                                                    Global Network Services a.s.



                        Unaudited Pro Forma Consolidated Statement of Operations




Six months ended June 30, 1999

                                                                         Pro forma
                                   Euroweb (a)   Luko (b)     GNS        adjustments  Combined
                                                                          (Note A)

Revenues                           $  71,528     $412,608   $ 446,675    $       -    $ 930,811
                                   ---------     --------   ---------    ---------    ---------
Expenses (income):
  Compensation and related costs     157,375       28,168     119,450       42,000      346,993
  Network costs                       42,000      172,788     181,075            -      395,863
  Depreciation and amortization        3,889       22,288      62,825      292,000      381,002
  Interest expense (income) - net   (124,134)      (2,548)     20,575       43,000      (63,107)
  Equity in net income of
    Euroweb Rt                       (60,044)           -           -            -      (60,044)
  Other                              250,125       78,428     166,875            -      495,428
                                   ---------     --------   ---------    ---------    ---------
                                     269,211      299,124     550,800      377,000    1,496,135
                                   ---------     --------   ---------    ---------    ---------
   Income (loss) from
     operations                     (197,683)     113,484    (104,125)    (377,000)    (565,324)
Income taxes (benefit)                 2,139       39,480           -      (14,700)      26,919
                                   ---------     --------   ---------    ---------    ---------
Net income (loss)                  $(199,822)    $ 74,004   $(104,125)   $(362,300)   $(592,243)
                                   =========     ========   =========    =========    =========

Net loss per share - basic and
diluted                            $    (.03)                                        $    (.07)
                                   =========                                         =========
Weighted average number of
shares outstanding                 7,412,937                                         8,322,351
                                   =========                                         =========

(a)  Includes Luko's operations from June 1 to June 30, 1999.
(b)  Includes Luko's operations for the five months ended May 31, 1999.


                    See accompanying notes to pro forma consolidated statements of operations.



                                                    Euroweb International Corp.,
                                                       Luko Czech-Net s.r.o. and
                                                    Global Network Services a.s.


                         Notes to Pro Forma Consolidated Statement of Operations




Note A The pro forma adjustments to the unaudited pro forma consolidated statements of operations with respect to the acquisition of GNS are as follows:

               1. To reflect amortization of goodwill, using an estimated useful life of 5 years.

               2. To reflect interest expense on borrowing cash portion of purchase price.

               3. To reflect an increase of 355,568 shares in the weighted average number of shares outstanding as if the issuance of the shares under the stock consideration of the purchase price occurred on January 1, 1998.


Note B The pro forma adjustments to the unaudited pro forma consolidated statements of operations with respect to the acquisition of Luko are as follows:.

               1. To reflect amortization of goodwill, using an estimated useful life of 5 years.

               2. To reflect increase in former owners' compensation as per employment agreements entered into on date of acquisition.

               3. To reflect interest expense on borrowing cash portion of purchase price.

               4. To reflect income tax benefit on increase in former owners' compensation.

               5. To reflect an increase of 553,846 shares in the weighted average number of shares outstanding as if the issuance of the shares under the stock consideration of the purchase price occurred on January 1, 1998.